UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2017

CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3101 Western Avenue, Suite 600
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 282-7100
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of CTI BioPharma Corp. (the “Company”) appointed Mr. Michael Metzger as a director of the Board as of January 20, 2017, to serve until the Company’s next annual meeting of shareholders and until his successor is duly elected and qualified. The Board also appointed Mr. Metzger to serve as a member of the Audit Committee. The Board determined that Mr. Metzger is “independent” and “financially literate” pursuant to the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and NASDAQ.

Mr. Metzger will be compensated for his service on the Board in accordance with the Company’s Director Compensation Policy as in effect from time to time. In connection with his appointment to the Board and in accordance with the Company’s Director Compensation Policy as currently in effect, Mr. Metzger received a grant under the Company’s 2015 Equity Incentive Plan (the “Plan”) of 20,121 restricted stock units. The restricted stock units will vest on the first to occur of (1) January 20, 2018, (2) immediately prior to the first annual meeting of the Company’s shareholders that occurs in 2018 and at which one or more members of the Board are to be elected, or (3) immediately prior to the occurrence of a Change in Control (as such term is defined in the Plan), subject to Mr. Metzger’s continued service through such date or event.

In connection with his appointment, Mr. Metzger will enter into a standard indemnification agreement with the Company substantially in the form previously approved by the Board, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2014, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

The Company issued a press release on January 24, 2017 announcing the appointment of Mr. Metzger as a director to the Company’s Board as set forth in Item 5.02 of this Current Report on Form 8-K. A copy of such press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

(d) Exhibits

Exhibit No.	Description	Location

99.1	Press Release issued by CTI BioPharma Corp. on January 24, 2017.	Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: January 24, 2017	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and
Administration

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Press Release issued by CTI BioPharma Corp. on January 24, 2017.	Furnished herewith.